                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 2000

                              CV THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware               0-21643                    43-1570294
(State of jurisdiction) (Commission File No.)  (IRS Employer Identification No.)


                                3172 Porter Drive
                               Palo Alto, CA 94304
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 812-0585

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         Item 5. OTHER EVENTS

                  On March 1, 2000, CV Therapeutics, Inc. entered into a purchase agreement providing for the sale, to certain initial purchasers, of $175.0 million of convertible subordinated debentures ($201.3 million if the over-allotment option is exercised in full) A press release relating to the notes is attached hereto as
         Exhibit 99.1.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits

                           99.1    Press Release dated March 2, 2000




                                       2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CV THERAPEUTICS, INC.

Dated:  March 3, 2000                      By:    /s/ Daniel K. Spiegelman
                                              --------------------------------
                                                  Daniel K. Spiegelman
                                                  Senior Vice President, Chief
                                                  Financial Officer






                                       3.
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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99.1              Press Release titled "CV Therapeutics Announces Offering of
                  Convertible Subordinated Notes" dated March 2, 2000.













                                       4.